CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RAADR, INC. (the "Company") on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob DiMartino, acting in the capacity as the Chief Executive Officer, Principal Accounting Officer and Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jacob DiMartino

     Jacob DiMartino

     Chief Executive Officer

     Principal Accounting Officer

     Chief Financial Officer

     Seotember 15, 2015